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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) February 26, 1998


                           Haskel International, Inc.
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             (Exact Name of registrant as specified in Its charter)


                                   California
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                 (State or other jurisdiction of incorporation)


           0-25068                                 95-410-7640
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   (Commission File Number)             (IRS Employer Identification No.)


   100 East Graham Place
   Burbank, California                                             91502
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   (Address of Principal Executive Offices)                      (Zip Code)


   (818) 843-4000
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   (Registrant's Telephone Number, Including Area Code)


   Not Applicable
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   (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

        Effective February 26, 1998, the Master Trust Agreement between First Trust Corporation, Trustee and Haskel International, Inc., (the "Company") was terminated. The Trustee, subject to directions from the Plan Administrator was responsible for carrying out the Haskel International, Inc. 401(k) Profit Sharing Plan. On that same date, Union Bank of California, National Association ("Union Bank") and the Company executed the Union Bank of California SelectBenefit Trust Agreement, pursuant to which Union Bank was appointed Trustee. Additionally, Union Bank was appointed agent pursuant to the Administrative Services Agency Agreement for Daily Valuation Recordkeeping purposes.

        The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)     Financial Statements of Businesses Acquired.  NONE

        (b)     Pro Forma Financial Information.  NONE

        (c)     Exhibits.

                4(a)  Union Bank of California SelectBenefit Trust Agreement

                4(b) Administrative Services Agency Agreement for Daily Valuation Recordkeeping Services

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                                   SIGNATURES


        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HASKEL INTERNATIONAL, INC.
                                        (Registrant)


                                        By:
                                            ---------------------------------
                                            R. MALCOLM GREAVES
                                            President &
                                            Chief Executive Officer


Dated: March 26, 1998